                                                                 Exhibit (a)(2)

                             LETTER OF TRANSMITTAL
            To Tender up to $514,286,000 Aggregate Principal Amount
          At Maturity of Zero Coupon Convertible Debentures Due 2018
                                      of
                               AMF Bowling, Inc.

             Pursuant to the Offer to Purchase Dated June 29, 1999

 SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE OFFER TO PURCHASE, THE OFFER AND WITHDRAWAL RIGHTS AND THE PRORATION PERIOD WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON JULY 28, 1999, UNLESS THE OFFER IS EXTENDED (SUCH TIME AND DATE OR THE LATEST EXTENSION THEREOF, IF EXTENDED, THE "EXPIRATION DATE"). DEBENTURES TENDERED IN THE OFFER MAY BE WITHDRAWN AT ANY TIME BEFORE THE EXPIRATION DATE.

                       The Depositary for the Offer is:

          ChaseMellon Shareholder Services, L.L.C. (The "Depositary")

       By Courier:             Registered Mail:               By Hand:



 ChaseMellon Shareholder   ChaseMellon Shareholder     ChaseMellon Shareholder
    Services, L.L.C.           Services, L.L.C.           Services, L.L.C.
85 Challenger Road--Mail     Post Office Box 3301     120 Broadway, 13th Floor
       Drop-Reorg            South Hackensack, NJ        New York, NY 10271
   Ridgefield Park, NJ              07606                    Attention:
          07660           Attention: Reorganization        Reorganization
       Attention:                 Department                 Department
     Reorganization
       Department

                                 By Facsimile:
                                (201) 296-4293

                             Confirm by Telephone:
                                (201) 296-4860

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE VALID DELIVERY.

  THE INSTRUCTIONS CONTAINED HEREIN AND IN THE OFFER TO PURCHASE (AS DEFINED BELOW) SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase, dated June 29, 1999 (as the same may be amended from time to time, the "Offer to Purchase"), of AMF Bowling, Inc. ("AMF Bowling") and this Letter of Transmittal and instructions hereto (the "Letter of Transmittal"), which together constitute AMF Bowling's offer to purchase (the "Offer") a minimum of $450,000,000 aggregate principal amount at maturity (40%) up to $514,286,000 aggregate principal amount at maturity (45.7%) of its Zero Coupon Convertible Debentures due 2018 (the "Debentures"), upon the terms and subject to the conditions set forth in the Offer to Purchase.

  HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE PAYMENT FOR THE DEBENTURES TO BE PURCHASED PURSUANT TO THE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR DEBENTURES TO THE DEPOSITARY BEFORE THE EXPIRATION DATE.

  This Letter of Transmittal is to be used by Holders if certificates representing Debentures are to be physically delivered to the Depositary herewith by Holders. This Letter of Transmittal is also being supplied for informational purposes only to persons who hold Debentures in book-entry form through the facilities of The Depository Trust Company ("DTC"). Tender of Debentures held through DTC must be made pursuant to the procedures described under "Procedures for Tendering Debentures -- Tendering Debentures -- Debentures Held Through DTC" in the Offer to Purchase. Delivery of documents to DTC does not constitute delivery to the Depositary.

  In order to properly complete this Letter of Transmittal, a Holder must (i) complete the box entitled "Description of Debentures Tendered;" (ii) if appropriate, check and complete the boxes relating to guaranteed delivery, Special Issuance or Payment Instructions and Special Delivery Instructions;
(iii) sign the Letter of Transmittal; and (iv) complete Substitute Form W-9 (a foreign holder should obtain Form W-8 from the Depositary and complete such form). Each Holder should carefully read the detailed Instructions contained herein before completing this Letter of Transmittal.

  The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

  If Holders desire to tender Debentures pursuant to the Offer and (i) certificates representing such Holder's Debentures are not lost but are not immediately available or time will not permit this Letter of Transmittal, certificates representing such Debentures or other required documents to reach the Depositary before the Expiration Date or (ii) the procedures for book-entry transfer cannot be completed before the Expiration Date, such Holders may effect a tender of such Debentures in accordance with the guaranteed delivery procedures described under "Procedures for Tendering Debentures -- Guaranteed Delivery Procedures" in the Offer to Purchase. See Instruction 1 below.

  All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

  Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed.

  Any questions or requests for assistance may be directed to Morgan Stanley & Co. Incorporated, the dealer manager for the Offer (the "Dealer Manager"), whose address and telephone number is set forth on the last page of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal should be directed to D.F. King & Co., Inc. (the "Information Agent"), whose address and telephone number are set forth on the last page of this Letter of Transmittal. See Instruction 9 below.

  AMF Bowling is not aware of any jurisdiction where the making of the Offer is not in compliance with the laws of such jurisdiction. If AMF Bowling becomes aware of any jurisdiction where the making of the Offer would not be in compliance with such laws, AMF Bowling will make a good faith effort to comply with any such laws or seek to have such laws declared inapplicable to the Offer. If, after such good faith effort, AMF Bowling cannot comply with any such applicable laws, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the Holders residing in such jurisdiction.

  [_] CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED PURSUANT TO A
      NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Holder(s): _________________________________________

      Window Ticket No. (if any): ______________________________________________

      Date of Execution of Notice of Guaranteed Delivery: ______________________

      Name of Eligible Institution that Guaranteed Delivery: ___________________

      If delivered by book-entry: _____________________________________________

      DTC Account Number: __________________________________________________

      Transaction Code Number: _____________________________________________

  [_] CHECK HERE IF TENDERED DEBENTURES ARE BEING TENDERED BY BOOK-ENTRY
      TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER DEBENTURES BY BOOK-ENTRY TRANSFER):

      Name of Tendering Institution: __________________________________________

      Account Number: _________________________________________________________

      Transfer Code Number: ___________________________________________________

  List below the Debentures to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Debentures will be accepted only in principal amounts at maturity equal to $1,000 or integral multiples thereof.

________________________________________________________________________________
                       DESCRIPTION OF DEBENTURES TENDERED
________________________________________________________________________________
Name(s) and Address(es)               Aggregate Principal   Aggregate Principal
of Registered Holder(s)  Certificate       Amount at             Amount at
(Please fill in, if        Number*    Maturity Represented  Maturity Tendered**
blank)
_______________________  ___________  ____________________  ____________________

_______________________  ___________  ____________________  ____________________

_______________________  ___________  ____________________  ____________________

_______________________  ___________  ____________________  ____________________

_______________________  ___________  ____________________  ____________________

_______________________  ___________  ____________________  ____________________

________________________________________________________________________________
 TOTAL PRINCIPAL AMOUNT AT MATURITY OF DEBENTURES: $_______
________________________________________________________________________________
  * Need not be completed by Holders tendering by book-entry transfer (see below).
 ** Unless otherwise indicated in the column labeled "Aggregate Principal
    Amount at Maturity Tendered" and subject to the terms and conditions of the Offer to Purchase, a Holder will be deemed to have tendered the entire aggregate principal amount at maturity represented by the Debentures indicated in the column labeled "Aggregate Principal Amount at Maturity Represented." See Instruction 2 below.

        SPECIAL ISSUANCE OR                  SPECIAL DELIVERY INSTRUCTIONS
        PAYMENT INSTRUCTIONS                 (SEE INSTRUCTIONS 2 THROUGH 6)

   (SEE INSTRUCTIONS 2 THROUGH 6)

                                            To be completed ONLY if certifi-
  To be completed ONLY if certifi-         cates for Debentures representing
 cates for Debentures representing         principal amount at maturity not
 principal amount at maturity not          tendered and/or the check for the
 tendered or not purchased and/or          Repurchase Price for principal
 the check for the purchase price          amount at maturity of Debentures
 for principal amount at maturity          purchased are to be sent to an
 of Debentures purchased are to be         address different from that shown
 issued to the order of someone            in the box entitled "Description
 other than the registered Hold-           of Debentures Tendered" within
 er(s) of the Debentures or the            this Letter of Transmittal.
 name of the registered Holder(s)
 of the Debentures needs to be
 corrected or changed.

 Issue:[_] Debentures                      Deliver:[_] Debentures
       [_] Checks                                  [_] Checks
           (Complete as applicable)                (Complete as applicable)


 Name _____________________________        Name______________________________
            (Please Print)                            (Please Print)

 Address __________________________        Address __________________________

 __________________________________        __________________________________
             (Zip Code)                                (Zip Code)

 __________________________________        __________________________________
    (Taxpayer Identification or               (Taxpayer Identification or
      Social Security Number)                   Social Security Number)
  (See substitute Form W-9 herein)          (See substitute Form W-9 herein)

  HOLDERS WHO WISH TO ACCEPT THE OFFER AND TENDER THEIR DEBENTURES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to AMF Bowling the principal amount at maturity of Debentures indicated above.

  Subject to and effective upon the acceptance for purchase of and payment for Debentures validly tendered hereby, by executing and delivering a Letter of Transmittal, a tendering Holder (i) irrevocably tenders, sells, assigns and transfers to AMF Bowling, all right, title and interest in and to all of the Debentures tendered hereby, (ii) waives any and all rights with respect to the Debentures (including, without limitation, any existing or past defaults and their consequences in respect of the Debentures and the Indenture under which the Debentures were issued), (iii) releases and discharges AMF Bowling from any and all claims such Holder may have now, or may have in the future, arising out of, or related to, the Debentures including, without limitation, any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Debentures or to participate in any redemption or defeasance of the Debentures and (iv) irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of such Holder with respect to any such tendered Debentures, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Debentures, or transfer ownership of such Debentures, on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to AMF Bowling, (b) present such Debentures for transfer on the relevant security register and
(c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Debentures (except that the Depositary will have no rights to, or control over, funds from AMF Bowling, except as agent for AMF Bowling, for the Repurchase Price for any tendered Debentures that are purchased by AMF Bowling), all in accordance with the terms of the Offer.

  The undersigned understands that tenders of Debentures may be withdrawn by written notice of withdrawal received by the Depositary at any time before the Expiration Date. See Instruction 1 below.

  The undersigned hereby represents and warrants that the undersigned (i) owns the Debentures tendered hereby and is entitled to tender such Debentures and
(ii) has full power and authority to tender, sell, assign and transfer the Debentures tendered hereby and that when such Debentures are accepted for purchase and payment by AMF Bowling, AMF Bowling will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or AMF Bowling to be necessary or desirable to complete the sale, assignment and transfer of the Debentures tendered hereby.

  For the purposes of the Offer, the undersigned understands that AMF Bowling will be deemed to have accepted for purchase validly tendered Debentures (or defectively tendered Debentures with respect to which AMF Bowling has waived such defect) only if, as and when AMF Bowling gives oral or written notice thereof to the Depositary. Payment for Debentures purchased pursuant to the Offer will be made by deposit of the Repurchase Price for such Debentures with the Depositary, which will act as agent for tendering Holders for the purpose of receiving payments from AMF Bowling and transmitting such payments to such Holders.

  All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

  The undersigned understands that valid tender of Debentures pursuant to any one of the procedures described under "Procedures for Tendering Debentures" in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and AMF Bowling upon the terms and subject to the conditions of the Offer, including the undersigned's waiver of any existing defaults and their consequences in respect of the Debentures and the Indenture under which the Debentures were issued (including, without limitation, a default in the payment of interest).

  The undersigned understands that the delivery and surrender of the Debentures is not effective, and the risk loss of the Debentures does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to AMF Bowling. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Debentures pursuant to the procedures described in the Offer to Purchase and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by AMF Bowling, in its sole direction, which determination shall be final and binding on all parties.

  Unless otherwise indicated herein under "Special Issuance or Payment Instructions," the undersigned hereby requests that any Debentures representing principal amounts at maturity not tendered be issued in the name(s) of the undersigned, and checks constituting payments for Debentures purchased in connection with the Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Debentures representing principal amounts at maturity not tendered and checks constituting payments for Debentures to be purchased in connection with the Offer be delivered to the undersigned at the address(es) shown herein. In the event that the "Special Issuance or Payment Instructions" box or the "Special Delivery Instructions" box, or both, are completed, the undersigned hereby requests that any Debentures representing principal amounts not tendered be issued in the name(s) of, certificates for such Debentures be delivered to, and checks constituting payments for Debentures purchased in connection with the Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that AMF Bowling has no obligation pursuant to the "Special Issuance or Payment Instructions" box to transfer any Debentures from the name of the registered Holder(s) thereof if AMF Bowling does not accept for purchase any of the principal amount at maturity of such Debentures so tendered.

                               PLEASE SIGN BELOW
                 (TO BE COMPLETED BY ALL TENDERING HOLDERS OF
                 DEBENTURES REGARDLESS OF WHETHER DEBENTURES
                   ARE BEING PHYSICALLY DELIVERED HEREWITH)

 This Letter of Transmittal must be signed by the registered Holder(s) of Debentures exactly as his (their) name(s) appear(s) on certificate(s) for Debentures or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to AMF Bowling of such person's authority to so act. See Instruction 3 below.

 If the signature appearing below is not of the registered Holder(s) of the Debentures, then the registered Holder(s) must sign a valid power of attorney.

 Signature(s) of Holder(s) or Authorized Signatory: ____________________________

 Dated: ____________ , 1999

 Name(s): ______________________________________________________________________
                                       (Please Print)

 Capacity: _____________________________________________________________________

 Address: ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________
                                     (Include Zip Code)

____________________________________       _____________________________________
  (Area Code and Telephone Number)              (Tax Identification or Social
                                                        Security Number)

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
           SIGNATURE GUARANTEE (IF REQUIRED--SEE INSTRUCTION 3 BELOW)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

 _______________________________________________________________________________
             (Name of Eligible Institution Guaranteeing Signatures)

 _______________________________________________________________________________
              (Address (Including Zip Code) and Telephone Number
                (Including Area Code) of Eligible Institution)

 _______________________________________________________________________________
                             (Authorized Signature)

 _______________________________________________________________________________
                                 (Printed Name)

 _______________________________________________________________________________
                                    (Title)

 Dated:  ____________, 1999

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Procedures for Tendering Debentures; Guaranteed Delivery Procedures; Withdrawal of Tenders. To tender the Debentures in the Offer, certificates representing such Debentures, together with a properly completed and duly executed copy (or facsimile) of this Letter of Transmittal, and any other documents required by this Letter of Transmittal must be received by the Depositary at one of its addresses set forth herein on or before the Expiration Date. The method of delivery of this Letter of Transmittal, certificates for Debentures and all other required documents to the Depositary is at the election and risk of Holders. If such delivery is to be made by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary on or before such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. THIS LETTER OF TRANSMITTAL AND DEBENTURES SHOULD BE SENT ONLY TO THE DEPOSITARY, AND NOT TO AMF BOWLING, THE TRUSTEE, THE DEALER MANAGER OR THE INFORMATION AGENT. This Letter of Transmittal is also being supplied for informational purposes only to persons who hold Debentures in book-entry form through the facilities of DTC. Tender of Debentures held through DTC must be made pursuant to the procedures described under "Procedures for Tendering Debentures -- Tendering Debentures -- Debentures Held Through DTC" in the Offer to Purchase.

  Except as provided herein for the book-entry or guaranteed delivery procedures, unless the Debentures being tendered are deposited with the Depositary on or before the Expiration Date (accompanied by the appropriate, properly completed and duly executed Letter of Transmittal and any required signature guarantees and other documents required by this Letter of Transmittal), AMF Bowling may, in its sole discretion, reject such tender. Payment for Debentures will be made only against deposit of tendered Debentures.

  By executing this Letter of Transmittal (or a facsimile thereof), a tendering Holder waives any right to receive any notice of the acceptance for payment of tendered Debentures. For a full description of the procedures for tendering Debentures, see "Procedures for Tendering Debentures -- Tendering Debentures" in the Offer to Purchase. If a Holder desires to tender Debentures pursuant to the Offer and (i) certificates representing such Holder's Debentures are not lost but are not immediately available or time will not permit this Letter of Transmittal, certificates representing Debentures or other required documents to reach the Depositary on or before the Expiration Date or (ii) the procedures or book-entry transfer cannot be completed on or before the Expiration Date, such Holder may effect a tender of such Debentures in accordance with the guaranteed delivery procedures described under "Procedures for Tendering Debentures -- Guaranteed Delivery Procedures" in the Offer to Purchase. Tenders of Debentures may be withdrawn at any time before the Expiration Date pursuant to the procedures described under "Procedures For Tendering Debentures -- Withdrawal Rights" in the Offer to Purchase.

  2. Partial Tenders. Tenders of Debentures pursuant to the Offer will be accepted only in principal amounts at maturity equal to $1,000 or integral multiples thereof. If less than the entire principal amount at maturity of any Debentures evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount at maturity tendered in the last column of the box entitled "Description of Debentures Tendered" herein. The entire principal amount at maturity represented by the certificates for all Debentures delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount at maturity of all Debentures is not tendered or not accepted for purchase, certificates for the principal amount at maturity of Debentures not tendered or not accepted for purchase will be sent to the Holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 4), promptly after the Debentures are accepted for purchase.

  3. Signatures on this Letter of Transmittal, Bond Powers and Endorsement:
Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder(s) of the Debentures tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

  IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF DEBENTURES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID POWER OF ATTORNEY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.

  If any of the Debentures tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held. If this Letter of Transmittal is signed by the Holder, and the certificates for any principal amount at maturity of Debentures not tendered or accepted for purchase are to be issued (or if any principal amount at maturity of Debentures that is not tendered or accepted for purchase is to be reissued or returned) to the Holder, and checks constituting payments for Debentures to be purchased in connection with the Offer are to be issued to the order of the Holder, then the Holder need not endorse any certificates for tendered Debentures nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the Holder), the Holder must either properly endorse the certificates for Debentures tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Debentures), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.

  If this Letter of Transmittal or any certificates representing Debentures or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to AMF Bowling of their authority so to act must be submitted with this Letter of Transmittal.

  Endorsements on certificates for Debentures and signatures on bond powers provided in accordance with this Instruction 3 by registered Holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution.

  No signature guarantee is required if such Debentures are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal accompanying Debentures must be guaranteed by an Eligible Institution.

  4. Special Issuance or Payment and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which certificates representing Debentures for principal amounts at maturity not tendered or not accepted for purchase or checks constituting payments for Debentures purchased in connection with the Offer are to be issued or sent, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Debentures not tendered or not accepted for purchase will be returned to the Holder.

  5. Taxpayer Identification Number and Substitute Form W-9. Each tendering U.S. Holder is required to provide the Depositary with the U.S. Holder's correct taxpayer identification number ("TIN"), generally the U.S. Holder's social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or alternatively, to establish another basis for exemption from backup withholding. A U.S. Holder must cross out item (2) in "Part III:
Certification" on Substitute Form W-9 if such U.S. Holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering U.S. Holder to a $50 penalty imposed by the Internal Revenue Service ("IRS") and to 31% federal income tax backup withholding on the payments made to the U.S. Holder or other payee with respect to Debentures purchased pursuant to the Offer. The U.S. Holder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9, including the section entitled "Certificate of Taxpayer Awaiting Identification Number" in Part IV, if the tendering U.S. Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, thereafter the Depositary will withhold 31% from all such payments with respect to the Debentures to be purchased until a TIN is provided to the Depositary. Each Non-U.S. Holder must complete and submit Form W-8 in order to be exempt from the 31% federal income tax backup withholding due on payments with respect to the Debentures.

  6. Transfer Taxes. AMF Bowling will pay all transfer taxes, if any, payable on the purchase and transfer of Debentures purchased pursuant to the Offer, except in the case of deliveries of certificates for Debentures for principal amounts at maturity not tendered or purchased that are to be registered or issued in the name of any person other than the Holder of Debentures tendered hereby, in which case the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such person will be deducted from the Repurchase Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Letter of Transmittal.

  7. Irregularities. All questions as to the validity, form, eligibility (including the time of receipt) and acceptance for payment of any tenders of Debentures pursuant to the procedures described in the Offer to Purchase and the form and validity (including the time of receipt of notices of withdrawal) of all documents will be determined by AMF Bowling, in its sole discretion, which determination shall be final and binding on all parties. AMF Bowling reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance of or payment for which may be unlawful. AMF Bowling also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity on the tender of any particular Debentures. AMF Bowling's interpretations of the terms and conditions of the Offer (including without limitation the instructions in this Letter of Transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as AMF Bowling shall determine. None of AMF Bowling, the Depositary, the Trustee, the Dealer Manager, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to Holders for failure to give such notification. Tenders of such Debentures shall not be deemed to have been made until such irregularities have been cured or waived. Any Debentures received by the Depositary that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Depositary to the tendering Holders, unless such Holders have otherwise provided herein, as promptly as practical following the Expiration Date.

  8. Waiver of Conditions. AMF Bowling expressly reserves the absolute right, in its sole and absolute discretion, to amend or waive any of the conditions to the Offer in the case of any Debentures tendered, in whole or in part, at any time and from time to time.

  9. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering Debentures and requests for assistance may be directed to the Dealer Manager whose address and telephone number is set forth on the last page of this Letter of Transmittal. A Holder may also contact such Holder's broker, dealer, commercial bank, trust company or nominee for assistance concerning the Offer. Requests for additional copies of this Letter of Transmittal or the Notice of Guaranteed Delivery should be directed to the Information Agent whose address and telephone number is set forth on the last page of this Letter of Transmittal.

                             IMPORTANT INFORMATION

  Under federal income tax laws, a Holder whose tendered Debentures are accepted for payment is required by law to provide the Depositary (as payer) with such Holder's correct TIN on Substitute Form W-9 included herein or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, he TIN is his social security number. If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Debentures purchased pursuant to the Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

  Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's foreign status. A Form W-8 can be obtained from the Depositary.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  PURPOSE OF SUBSTITUTE FORM W-9. To prevent backup withholding on payments made with respect to Debentures purchased pursuant to the Offer, the Holder is required to provide the Depositary with either: (i) the Holder's correct TIN by completing the form included herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

  NUMBER TO GIVE THE DEPOSITARY. The Holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the registered Holder. If the Debentures are held in more than one name or are held not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" included herein for additional guidance on which number to report.

             PAYER'S NAME: ChaseMellon Shareholder Services, L.L.C.



 SUBSTITUTE             Name: __________________________________________________

 Form W-9               Business name, if different from above: ________________

                        Address (number, street and apt. or suite no.): ________

                        City, state and ZIP code: ______________________________

Department of           Check appropriate box: [_] Individual/Sole Proprietor
the Treasury                                   [_] Corporation  [_] Partnership
Internal Revenue                               [_] Other (Specify) _____________
Service
                        Requester's name and address (optional): _______________
                        ________________________________________________________
                        PART I: Taxpayer Identification       PART II: For
                        Number (TIN)                          Payees Exempt from
                                                              Backup Withholding
                        ____________________________________
 Payer's Request             Social security number           For Payees Exempt
 for Taxpayer                                                 from Backup
 Identification                        OR                     withholding, see
 Number (TIN) and                                             the enclosed
 Certification          ____________________________________  Guidelines and
                           Employer identification number     complete as
                        (If awaiting TIN write "Applied For"  instructed
                           and complete Parts III and IV)     therein.
                        ________________________________________________________
                        PART III: CERTIFICATION
                        Under penalties of perjury, I certify that:
                        (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or I am waiting
                            for a number to be issued to me) and
                        (2) I am not subject to backup withholding because
                            (a) I am exempt from backup withholding, or (b)
                            I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to
                             backup withholding.
                        ________________________________________________________
                        CERTIFICATION INSTRUCTIONS--You must cross out item
                        (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest or dividends on your tax return. For real estate transactions, item
                        (2) does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

                        __________________________   _____________________, 1999
                                Signature                     Date
________________________________________________________________________________
 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL
      INFORMATION.

   YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR"
           IN THE APPROPRIATE LINE IN PART I OF SUBSTITUTE FORM W-9
________________________________________________________________________________
 PART IV: CERTIFICATE OF TAXPAYER AWAITING IDENTIFICATION NUMBER
 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

 ____________________________________    ________________________________, 1999
              Signature                                 Date

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

 GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER

Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

                    FOR THIS TYPE OF ACCOUNT:                        GIVE THE SOCIAL SECURITY NUMBER OF:
                    -------------------------                        -----------------------------------
   1.    Individual                                       The individual.

   2.    Two or more individuals (joint account)          The actual owner of the account or, if combined funds,
                                                          any one of the individuals(1)

   3.    Custodian account of a minor (Uniform Gift       The minor (2)
         to Minors Act)

   4.    (a) The usual revocable savings trust (grantor   The grantor-trustee (1)
           is also trustee)
         (b) So-called trust account that is not a legal  The actual owner (1)
           or valid trust under state law

   5.    Sole proprietorship                              The owner (3)

   6.    A valid trust, estate, or pension trust          The legal entity (Do not furnish the identifying number
                                                          of the personal representative or trustee unless the legal entity itself is not designated in the account title.) (4)

   7.    Corporation                                      The corporation

   8.    Association, club, religious, charitable,        The organization
         educational or other tax-exempt organization

   9.    Partnership                                      The partnership

   10.   A broker or registered nominee                   The broker or nominee

   11.   Account with the Department of Agriculture       The public entity
         in the name of a public entity (such as State
         or local government, school district, or prison)
         that receives agricultural program payments

-------
(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Show the name of the owner.
(4) List first and circle the name of the legal trust, estate, or pension trust.
NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Section references are to the Internal Revenue Code.

Obtaining a Number. If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

Payees Exempt from Backup Withholding. The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item
(9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding or information reporting: medical and health care payments, attorneys' fees and payments for services paid by a federal executive agency. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1) A corporation.
(2) An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under 403(b)(7) if the account satisfies the requirements of section 401(f)(2).
(3) The United States or any of its agencies or instrumentalities.
(4) A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
(5) A foreign government or any of its political subdivisions, agencies or instrumentalities.
(6) An international organization or any of its agencies or instrumentalities.
(7) A foreign central bank of issue.
(8) A dealer in securities or commodities required to register in the United States or a possession of the United States.
(9) A futures commission merchant registered with the Commodity Futures Trading Commission.
(10) A real estate investment trust.
(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.
(12) A common trust fund operated by a bank under section 584(a).
(13) A financial institution.
(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
(15) A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

  . Payments to nonresident aliens subject to withholding under section 1441. . Payments to partnerships not engaged in a trade or business in the
     United States and that have at least one nonresident partner.
  .  Payments of patronage dividends not paid in money.
  .  Payments made by certain foreign organizations.
  .  Section 401(k) distributions made by an ESOP.

Payments of interest generally not subject to backup withholding include the following:

  . Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  . Payments of tax-exempt interest (including exempt interest dividends under section 852).
  .  Payments described in section 6049(b)(5) to nonresident aliens.
  .  Payments on tax-free covenant bonds under section 1451.
  .  Payments made by certain foreign organizations.
  .  Mortgage interest paid to you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041(A)(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

Privacy Act Notice. Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your taxpayer identification number whether or not you are qualified to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties.

  (1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

  (2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

  (3) Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                    FOR ADDITIONAL INFORMATION CONTACT YOUR
                TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

  Any requests for additional copies of this Letter of Transmittal or the Notice of Guaranteed Delivery should be directed to the Information Agent at the address and telephone number set forth below.

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                           New York, New York 10005
                Banks and Brokers Call Collect: (212) 269-5550
                   All Others Call Toll Free: (800) 628-8532

  Any questions or requests for assistance may be directed to the Dealer Manager at the address and telephone number set forth below. A Holder may also contact such Holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer.

                     The Dealer Manager for the Offer is:

                       MORGAN STANLEY & CO. INCORPORATED
                                 1585 Broadway
                           New York, New York 10036
                   Attention: Investment Banking Department
                    Telephone No.: (800) 223-2440 ext. 7898